UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03595

Name of Fund: BlackRock Healthcare Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Healthcare Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2010

Date of reporting period: 04/30/2010

Item 1 – Report to Stockholders

BlackRock

Healthcare Fund, Inc.

ANNUAL REPORT | APRIL 30, 2010

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the period ended with high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, as the period drew to a close, the increasing likelihood of more stringent financial market regulations added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regulations. On balance, however, improving corporate revenues and profits and a positive macro backdrop helped push stock prices higher over the last twelve and six months. From a geographic perspective, US equities have outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down.

Within fixed income markets, yields have been moving unevenly as improving economic conditions have been acting to push Treasury yields higher
(and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close,
Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months, however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of April 30, 2010	6-month	12-month
US equities (S&P 500 Index)	15.66%	38.84%
Small cap US equities (Russell 2000 Index)	28.17	48.95
International equities (MSCI Europe, Australasia, Far East Index)	2.48	34.43
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.15
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.54)	(1.32)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.54	8.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.68	8.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	11.60	42.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder®
magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2010

Portfolio Management Commentary

How did the Fund perform?

• The Fund generated strong double-digit returns for the 12-month period, but results trailed those of the broad-market S&P 500 Index and the
Russell 3000 Health Care Index, which returned 38.84% and 33.44%, respectively. The following discussion of relative performance pertains to the Russell 3000 Health Care Index.

What factors influenced performance?

• In spite of our unfavorable outlook for pharmaceuticals, stock selection in that sub-sector was the Fund’s biggest source of relative strength versus the benchmark. Specialty pharmaceuticals companies Warner
Chilcott Plc and Shire Pharmaceuticals Plc performed exceptionally well over the last 12 months, thanks largely to more attractive valuations and stronger growth projections relative to their larger, more diversified counterparts. Other strong performers in the Fund on an absolute basis included WebMD Health Corp., the industry’s leading on-line services portal. On an absolute basis, all sub-sectors contributed positively to final returns.

• Factors that detracted from performance included stock selection and our overweight position in the biotechnology sub-sector, which lagged the broader benchmark over the time period. One of our largest hold-
ings, Genzyme Corp., was hurt by manufacturing problems that caused a temporary production plant shutdown. Additionally, higher than antici-
pated US health care reform costs hurt companies such as Gilead

Sciences, Inc., causing them to lower their forward-looking sales guidance. Other areas of relative weakness included stock selection within health care equipment and, to a lesser extent, in health care services companies.

Describe recent portfolio activity.

• Portfolio activity during the period resulted in some changes to position-
ing. The most notable change was the elimination of several health care equipment companies, which brought the Fund to an underweight posi-
tion in that sub-sector relative to the Russell 3000 Health Care Index.
Additionally, concerns over the potential costs associated with US health care reform caused us to question the earnings sustainability of compa-
nies in that sub-sector. Proceeds from the sale of these companies were reinvested across biotechnology, pharmaceuticals and managed care stocks.

Describe Fund positioning at period end.

• At period end, we continue to favor the larger-cap biotechnology space, where more established franchises have attractive valuations and strong growth potential. The Fund also remains overweight in health care service companies, particularly pharmacy benefit managers and drug distribu-
tors, that are positioned to benefit from higher volumes associated with the expansion of medical coverage under the new US health care law.
The pharmaceuticals sub-sector continues to be the Fund’s largest underweight, given its poor growth prospects.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Percent of
Long-Term
Ten Largest Holdings	Investments
WebMD Health Corp., Class A	9%
Pfizer, Inc.	8
Celgene Corp.	6
Gilead Sciences, Inc.	6
Amgen, Inc.	5
Vertex Pharmaceuticals, Inc.	4
Genzyme Corp.	4
WellPoint, Inc.	4
Warner Chilcott Plc, Class A	4
Medco Health Solutions, Inc.	3

Percent of
Long-Term
Industry Allocation	Investments
Biotechnology	35%
Health Care Providers & Services	26
Pharmaceuticals	17
Health Care Equipment & Supplies	9
Internet Software & Services	9
Life Sciences Tools & Services	3
Electronic Equipment, Instruments & Components	1

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests worldwide primarily in equity securities of companies that, in the opinion of Fund management, derive or are expected to derive a substantial portion of their sales from products or services in health care.
3 This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged index contains companies involved in medical services or health care in the Russell 3000 Index.

Performance Summary for the Period Ended April 30, 2010
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	12.59%	30.69%	N/A	5.91%	N/A	5.05%	N/A
Investor A	12.35	30.28	23.44%	5.66	4.53%	4.78	4.21%
Investor B	11.67	28.73	24.23	4.75	4.50	4.11	4.11
Investor C	11.75	28.94	27.94	4.78	4.78	3.94	3.94
Class R	11.96	29.43	N/A	5.18	N/A	4.48	N/A
S&P 500 Index	15.66	38.84	N/A	2.63	N/A	(0.19)	N/A
Russell 3000 Health Care Index	13.63	33.44	N/A	2.50	N/A	1.97	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestments by existing share-
holders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of the Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares.
Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on November 1, 2010 and held through April 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses
Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[1]	November 1, 2009	April 30, 2010	During the Period[1]
Institutional	$1,000	$1,125.90	$ 6.80	$1,000	$1,018.40	$ 6.46
Investor A	$1,000	$1,123.50	$ 8.11	$1,000	$1,017.16	$ 7.70
Investor B	$1,000	$1,116.70	$12.39	$1,000	$1,013.10	$11.78
Investor C	$1,000	$1,117.50	$12.39	$1,000	$1,013.10	$11.78
Class R	$1,000	$1,119.60	$10.98	$1,000	$1,014.44	$10.44

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.29% for Institutional, 1.54% for Investor A, 2.36% for Investor B, 2.36% for
Investor C and 2.09% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Schedule of Investments April 30, 2010

(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Biotechnology — 34.8%
Acorda Therapeutics, Inc. (a)		30,000	$ 1,162,500
Alexion Pharmaceuticals, Inc. (a)		190,000	10,427,200
Amgen, Inc. (a)		275,000	15,774,000
Amylin Pharmaceuticals, Inc. (a)		25,000	516,000
BioMarin Pharmaceuticals, Inc. (a)		51,000	1,191,870
Celgene Corp. (a)		320,000	19,824,000
Cephalon, Inc. (a)		130,000	8,346,000
Dendreon Corp. (a)		20,000	1,084,400
Genzyme Corp. (a)		280,000	14,907,200
Gilead Sciences, Inc. (a)		470,000	18,644,900
Human Genome Sciences, Inc. (a)(b)		210,000	5,814,900
Onyx Pharmaceuticals, Inc. (a)		160,800	4,642,296
Vertex Pharmaceuticals, Inc. (a)(b)		385,000	14,926,450
			117,261,716
Electronic Equipment, Instruments
& Components — 0.7%
Agilent Technologies, Inc. (a)		65,000	2,356,900
Health Care Equipment & Supplies — 9.4%
Baxter International, Inc.		125,000	5,902,500
Covidien Plc		30,000	1,439,700
Inverness Medical Innovations, Inc. (a)		30,000	1,193,400
Masimo Corp. (b)		415,000	9,715,150
NuVasive, Inc. (a)(b)		206,800	8,602,880
Stryker Corp.		35,000	2,010,400
Varian Medical Systems, Inc. (a)		25,000	1,409,500
Zimmer Holdings, Inc. (a)		25,000	1,522,750
			31,796,280
Health Care Providers & Services — 26.0%
Aetna, Inc.		120,000	3,546,000
AmerisourceBergen Corp.		336,000	10,365,600
Cigna Corp.		140,000	4,488,400
Express Scripts, Inc. (a)		76,200	7,629,906
Genoptix, Inc. (a)(b)		260,000	10,059,400
Laboratory Corp. of America Holdings (a)		60,000	4,714,200
McKesson Corp.		40,000	2,592,400
Medco Health Solutions, Inc. (a)		180,000	10,605,600
Quest Diagnostics, Inc.		115,000	6,573,400
UnitedHealth Group, Inc.		335,000	10,153,850
WellCare Health Plans, Inc. (a)		100,000	2,863,000
WellPoint, Inc. (a)		260,000	13,988,000
			87,579,756
Internet Software & Services — 9.2%
WebMD Health Corp., Class A (a)(b)		640,000	31,001,600
Life Sciences Tools & Services — 2.7%
Affymetrix, Inc. (a)		450,000	3,123,000
Thermo Fisher Scientific, Inc. (a)		30,000	1,658,400
Waters Corp. (a)		59,000	4,247,410
			9,028,810
Portfolio Abbreviation
ADR	American Depositary Receipts

Common Stocks	Shares	Value
Pharmaceuticals — 17.0%
GlaxoSmithKline Plc — ADR	100,000	$ 3,729,000
Merck & Co, Inc.	65,000	2,277,600
Pfizer, Inc.	1,660,000	27,755,200
Shire Pharmaceuticals Plc — ADR	115,000	7,571,600
Teva Pharmaceutical Industries Ltd. — ADR	45,000	2,642,850
Warner Chilcott Plc, Class A (a)	465,000	13,187,400
		57,163,650
Total Long-Term Investments
(Cost — $268,831,571) — 99.8%		336,188,712
Short-Term Securities
BlackRock Liquidity Funds, TempCash,
Institutional Class, 0.15% (c)(d)	15,616,332	15,616,332
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.24% (c)(d)(e)	$ 30,687	30,687,000
Total Short-Term Securities
(Cost — $46,303,332) — 13.7%		46,303,332
Total Investments
(Cost — $315,134,903*) — 113.5%		382,492,044
Liabilities in Excess of Other Assets — (13.5)%		(45,634,130)
Net Assets — 100.0%		$336,857,914

* The cost and unrealized appreciation (depreciation) of investments as of April
30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$318,081,198
Gross unrealized appreciation	$ 71,899,382
Gross unrealized depreciation	(7,488,536)
Net unrealized appreciation	$ 64,410,846

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Shares/Beneficial		Shares/Beneficial
Interest Held at			Interest Held at
	April 30,	Net	April 30,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempCash,
Institutional Class	774,577	14,841,755	15,616,332	$12,733
BlackRock Liquidity
Series, LLC Money
Market Series	$24,287,850 $ 6,399,150		$30,687,000	$77,073

(d) Represents the current yield as of report date.
(e) Security was purchased with the cash collateral from loaned securities.
• For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely rec-
ognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund's own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.
The following table summarizes the inputs used as of April 30, 2010 in determin-
ing the fair valuation of the Fund's investments:

Investments in Securities

Valuation Inputs Level 1		Level 2	Level 3	Total
Assets:
Long-Term
Investments[1]	$ 336,188,712	—	—	$336,188,712
Short-Term
Securities	15,616,332	$ 30,687,000	—	46,303,332
Total	$ 351,805,044	$ 30,687,000	—	$382,492,044

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Statement of Assets and Liabilities
April 30, 2010
Assets
Investments at value — unaffiliated (including securities loaned of $29,638,140) (cost — $268,831,571)	$ 336,188,712
Investments at value — affiliated (cost — $46,303,332)	46,303,332
Capital shares sold receivable	487,783
Dividends receivable	166,960
Securities lending income receivable — affiliated	47,377
Prepaid expenses	23,627
Other assets	726
Total assets	383,218,517
Liabilities
Collateral at value — securities loaned	30,687,000
Bank overdraft	20,548
Investments purchased payable	14,456,078
Capital shares redeemed payable	621,730
Investment advisory fees payable	284,656
Service and distribution fees payable	95,660
Other affiliates payable	19,729
Officer's and Directors' fees payable	292
Other accrued expenses payable	174,910
Total liabilities	46,360,603
Net Assets	$ 336,857,914
Net Assets Consist of
Paid-in capital	$ 285,089,043
Undistributed net investment income	39,869
Accumulated net realized loss	(15,634,134)
Net unrealized appreciation/depreciation	67,363,136
Net Assets	$ 336,857,914
Net Asset Value
Institutional — Based on net assets of $109,189,771 and 17,454,140 shares outstanding, 200 million shares authorized, $0.10 par value	$ 6.26
Investor A — Based on net assets of $145,577,207 and 26,235,193 shares outstanding, 100 million shares authorized, $0.10 par value	$ 5.55
Investor B — Based on net assets of $13,100,214 and 3,698,828 shares outstanding, 250 million shares authorized, $0.10 par value	$ 3.54
Investor C — Based on net assets of $57,637,178 and 16,369,576 shares outstanding, 100 million shares authorized, $0.10 par value	$ 3.52
Class R — Based on net assets of $11,353,544 and 3,114,277 shares outstanding, 250 million shares authorized, $0.10 par value	$ 3.65

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Statement of Operations
Year Ended April 30, 2010
Investment Income
Dividends	$ 2,641,970
Foreign taxes withheld	(64,569)
Securities lending — affiliated	77,073
Income — affiliated	12,733
Total income	2,667,207
Expenses
Investment advisory	3,280,421
Service — Investor A	347,530
Service and distribution — Investor B	176,343
Service and distribution — Investor C	570,664
Service and distribution — Class R	48,872
Transfer agent — Institutional	190,318
Transfer agent — Investor A	259,599
Transfer agent — Investor B	56,409
Transfer agent — Investor C	148,696
Transfer agent — Class R	50,215
Accounting services	140,705
Professional	97,157
Printing	79,172
Registration	70,436
Officer and Directors	16,058
Custodian	4,810
Miscellaneous	31,492
Total expenses	5,568,897
Less fees waived by advisor	(3,512)
Total expenses after fees waived	5,565,385
Net investment loss	(2,898,178)
Realized and Unrealized Gain
Net realized gain from:
Investments	32,712,305
Foreign currency transactions	16,664
32,728,969
Net change in unrealized appreciation/depreciation on:
Investments	54,140,633
Foreign currency transactions	7,978
54,148,611
Total realized and unrealized gain	86,877,580
Net Increase in Net Assets Resulting from Operations	$ 83,979,402

See Notes to Financial Statements.

10 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Statements of Changes in Net Assets
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment loss	$ (2,898,178)	$ (3,765,192)
Net realized gain (loss)	32,728,969	(35,611,691)
Net change in unrealized appreciation/depreciation	54,148,611	(44,568,674)
Net increase (decrease) in net assets resulting from operations	83,979,402	(83,945,557)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(45,477,230)	(49,909,881)
Net Assets
Total increase (decrease) in net assets	38,502,172	(133,855,438)
Beginning of year	298,355,742	432,211,180
End of year	$ 336,857,914	$ 298,355,742
Undistributed net investment income	$ 39,869	$ 62,231

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Financial Highlights
		Institutional						Investor A
		Year Ended April 30,					Year Ended April 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 4.79	$ 5.95	$ 7.08	$ 7.29	$ 6.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69	$ 6.04
Net investment loss[1]	(0.03)	(0.03)	(0.03)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.50	(1.13)	(0.14)	0.67	1.27	1.33	(1.01)	(0.12)	0.61	1.19
Net increase (decrease)
from investment operations	1.47	(1.16)	(0.17)	0.63	1.22	1.29	(1.05)	(0.16)	0.56	1.12
Distributions from:
Net realized gain	—	—	(0.92)	(0.84)	(0.48)	—	—	(0.90)	(0.84)	(0.47)
Tax return of capital	—	—	(0.04)	—	—	—	—	(0.04)	—	—
Total distributions	—	—	(0.96)	(0.84)	(0.48)	—	—	(0.94)	(0.84)	(0.47)
Net asset value, end of year	$ 6.26	$ 4.79	$ 5.95	$ 7.08	$ 7.29	$ 5.55	$ 4.26	$ 5.31	$ 6.41	$ 6.69
Total Investment Return[2]
Based on net asset value	30.69%	(19.50)%	(3.54)%	10.62%	18.70%[3]	30.28%	(19.77)%	(3.80)%	10.43%	18.61%[3]
Ratios to Average Net Assets
Total expenses	1.32%	1.35%	1.29%	1.33%	1.30%	1.57%	1.62%	1.52%	1.57%	1.55%
Total expenses after fees waived	1.31%	1.35%	1.29%	1.33%	1.30%	1.57%	1.62%	1.52%	1.57%	1.55%
Net investment loss	(0.50)%	(0.62)%	(0.42)%	(0.64)%	(0.75)%	(0.76)%	(0.89)%	(0.64)%	(0.89)%	(0.99)%
Supplemental Data
Net assets, end of year (000)	$109,190	$ 94,282	$132,784	$147,755	$159,116	$145,577	$122,869	$175,094	$160,652	$172,585
Portfolio turnover	96%	156%	163%	152%	120%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

12 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Financial Highlights (continued)
			Investor B					Investor C
		Year Ended April 30,					Year Ended April 30,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 2.75	$ 3.45	$ 4.44	$ 4.93	$ 4.57	$ 2.73	$ 3.42	$ 4.43	$ 4.92	$ 4.57
Net investment loss[1]	(0.05)	(0.05)	(0.06)	(0.07)	(0.09)	(0.05)	(0.05)	(0.06)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.84	(0.65)	(0.06)	0.41	0.89	0.84	(0.64)	(0.06)	0.41	0.88
Net increase (decrease)
from investment operations	0.79	(0.70)	(0.12)	0.34	0.80	0.79	(0.69)	(0.12)	0.34	0.79
Distributions from:
Net realized gain	—	—	(0.83)	(0.83)	(0.44)	—	—	(0.85)	(0.83)	(0.44)
Tax return of capital	—	—	(0.04)	—	—	—	—	(0.04)	—	—
Total distributions	—	—	(0.87)	(0.83)	(0.44)	—	—	(0.89)	(0.83)	(0.44)
Net asset value, end of year	$ 3.54	$ 2.75	$ 3.45	$ 4.44	$ 4.93	$ 3.52	$ 2.73	$ 3.42	$ 4.43	$ 4.92
Total Investment Return[2]
Based on net asset value	28.73%	(20.29)%	(4.49)%	9.41%	17.64%[3]	28.94%	(20.18)%	(4.62)%	9.47%	17.50%[4]
Ratios to Average Net Assets
Total expenses	2.46%	2.47%	2.37%	2.36%	2.33%	2.40%	2.43%	2.35%	2.36%	2.33%
Total expenses after fees waived	2.46%	2.47%	2.37%	2.36%	2.33%	2.40%	2.43%	2.35%	2.36%	2.33%
Net investment loss	(1.69)%	(1.74)%	(1.52)%	(1.67)%	(1.79)%	(1.59)%	(1.70)%	(1.47)%	(1.67)%	(1.77)%
Supplemental Data
Net assets, end of year (000)	$ 13,100	$ 21,003	$ 44,711	$ 68,034	$105,503	$ 57,637	$ 51,982	$ 70,452	$ 69,535	$ 85,553
Portfolio turnover	96%	156%	163%	152%	120%	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 The previous investment advisor made a payment to the Fund, which increased the total investment return by 0.23%.
4 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Financial Highlights (concluded)
			Class R
		Year Ended April 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 2.82	$ 3.53	$ 4.57	$ 5.04	$ 4.66
Net investment loss[1]	(0.04)	(0.05)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.87	(0.66)	(0.06)	0.42	0.90
Net increase (decrease) from investment operations	0.83	(0.71)	(0.11)	0.37	0.84
Distributions from:
Net realized gain	—	—	(0.89)	(0.84)	(0.46)
Tax return of capital	—	—	(0.04)	—	—
Total distributions	—	—	(0.93)	(0.84)	(0.46)
Net asset value, end of year	$ 3.65	$ 2.82	$ 3.53	$ 4.57	$ 5.04
Total Investment Return[2]
Based on net asset value	29.43%	(20.11)%	(4.29)%	9.98%	18.25%[3]
Ratios to Average Net Assets
Total expenses	2.15%	2.26%	2.06%	1.88%	1.80%
Total expenses after fees waived	2.15%	2.26%	2.06%	1.88%	1.80%
Net investment loss	(1.30)%	(1.53)%	(1.16)%	(1.20)%	(1.20)%
Supplemental Data
Net assets, end of year (000)	$ 11,354	$ 8,219	$ 9,170	$ 6,145	$ 4,885
Portfolio turnover	96%	156%	163%	152%	120%

1 Based on average shares outstanding.
2 Where applicable, total investment returns include the reinvestment of dividends and distributions.
3 The previous investment advisor made a payment to the Fund, which had no impact on the total investment return.

See Notes to Financial Statements.

14 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Healthcare Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional
Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B,
Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and
Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately 8 years. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its share-
holder servicing and distribution expenditures (except that Investor
B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ
Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be value at amortized cost, which approximates fair value.

The Fund values its investment in BlackRock Liquidity Series, LLC Money
Market Series (the “Money Market Series”), at fair value, which is ordi-

narily based upon its pro rata ownership in the net assets of the under-
lying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money
Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (the “SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advi-
sor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New
York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instru-
ments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Fund uses a pricing service selected under the supervision of the Fund’s Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”).
Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates det-
ermined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements (continued)

Foreign Currency Transactions: The Fund’s books and records are main-
tained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Fund’s invest-
ments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments
(e.g., foreign currency exchange contracts), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at variable rates may be imposed on capital gains, dividends and interest. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on ex-dividend dates. The amount and timing of divi-
dends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is deter-
mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
In the event that the borrower defaults on its obligation to return bor-
rowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral.
The Fund also could suffer a loss if the value of an investment pur-
chased with cash collateral falls below the market value of loaned secu-
rities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of lim-
itations on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2010. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting
Standards Board issued amended guidance to improve disclosures about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level
3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effec-
tive for financial statements for fiscal years beginning after December
15, 2009, and interim periods within those fiscal years, except for dis-
closures about purchases, sales, issuances and settlements in the roll-
forward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim peri-
ods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an

16 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements (continued)

arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accu-
mulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to the Fund from its counterparties are not fully collateralized con-
tractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with coun-
terparties that it believes have the financial resources to honor their obli-
gations and by monitoring the financial stability of those counterparties.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unreal-
ized gain or loss. When the contract is closed, the Fund records a real-
ized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statement of Operations
Year Ended April 30, 2010*

Net Realized Loss from

Foreign currency transactions:
Foreign currency exchange contracts	$(52,834)

* As of April 30, 2010, there were no foreign currency exchange contracts out-
standing.

For the year ended April 30, 2010, the average quarterly balance of out-
standing derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average US dollar amounts purchased	$1,652,770

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund’s portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 1.00% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the manager does not waive its advisory fees by the amount of invest-
ment advisory fees through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the
Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the year ended April 30, 2010, the Fund reimbursed the Manager
$6,244 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company man-
aged by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statement of Assets and Liabilities as securities loaned and collateral at value-securities loaned, respectively. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended April 30, 2010, BIM received $19,505 in securities lending agent fees related to securities lending activities for the Fund.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements (continued)

The Fund has entered into a Distribution Agreement and Distribution
Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock.
Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended April 30, 2010, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $7,193.

For the year ended April 30, 2010, affiliates received the following con-
tingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$ 14,962
Investor C	$ 6,937

Furthermore, affiliates received contingent deferred sale charges of $49 relating to transactions subject to front-end sales charge waivers on
Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the
Fund are comprised of those fees charged for all shareholder communi-
cations including mailing of shareholder reports, dividend and distribu-
tion notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and mainte-
nance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended April 30, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statement of Operations.

Institutional	$2,948
Investor A	$3,251
Investor B	$ 600
Investor C.	$1,411
Class R	$ 233

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended April 30, 2010, were $306,166,056, and
$355,064,180, respectively.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April
30, 2010 attributable to foreign currency transactions and net operating losses were reclassified to the following accounts:

Paid-in capital	$ (2,859,152)
Accumulated net investment loss	$ 2,875,816
Accumulated net realized loss	$ (16,664)

As of April 30, 2010 the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(12,647,970)
Net unrealized gains*	64,416,841
Total	$ 51,768,871

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of April 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration date:

Expires April 30,
2017	$ 12,647,970

18 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements (continued)

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may bor-
row under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commit-
ment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscel-
laneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50%
and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended April 30, 2010.

7. Concentration, Market and Credit Risk:

The Fund invests a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on the Fund, and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global politi-
cal, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. The Fund manages counter-
party risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterpar-
ties. The extent of the Fund's exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral received by the Fund.

8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
		Year Ended	Year Ended
	April 30, 2010		April 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,927,705	$ 11,248,003	2,485,002	$ 13,275,016
Shares redeemed	(4,137,375)	(23,452,322)	(5,122,680)	(26,961,642)
Net decrease	(2,209,670)	$ (12,204,319)	(2,637,678)	$ (13,686,626)
Investor A
Shares sold and automatic conversion of shares	5,509,919	$ 28,553,259	8,617,462	$ 41,935,454
Shares redeemed	(8,090,589)	(41,188,459)	(12,781,870)	(58,867,847)
Net decrease	(2,580,670)	$ (12,635,200)	(4,164,408)	$ (16,932,393)
Investor B
Shares sold	282,274	$ 923,044	1,139,653	$ 3,577,779
Shares redeemed and automatic conversion of shares	(4,234,537)	(13,693,761)	(6,459,072)	(19,746,306)
Net decrease	(3,952,263)	$ (12,770,717)	(5,319,419)	$ (16,168,527)

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Notes to Financial Statements (concluded)
	Year Ended		Year Ended
	April 30, 2010		April 30, 2009
	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,845,061	$ 6,055,541	4,324,579	$ 13,579,973
Shares redeemed	(4,531,035)	(14,707,201)	(5,842,095)	(17,698,500)
Net decrease	(2,685,974)	$ (8,651,660)	(1,517,516)	$ (4,118,527)
Class R
Shares sold	1,864,411	$ 6,374,625	1,923,173	$ 5,943,965
Shares redeemed	(1,667,330)	(5,589,959)	(1,602,907)	(4,947,773)
Net increase	197,081	$ 784,666	320,266	$ 996,192

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Healthcare Fund,
Inc. (the “Fund”) as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our proce-
dures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Healthcare Fund, Inc. as of April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2010

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2000	of New York at Albany since 2000.	104 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2004; Member of the Archdiocesan	104 Portfolios
New York, NY 10055	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2004; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	104 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	104 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	104 Portfolios	Inc. (marketing)
New York, NY 10055	the Audit		and Professor thereof from 1980 to 2005; President, Hudson
1939	Committee		Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	104 Portfolios	Inc. (manufacturing)
New York, NY 10055			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	104 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partner, LP		company); WQED
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC		Multi-Media (public
			(private investment company) from 2002 to 2008.		broadcasting not-
for-profit)
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	104 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	36 RICs consisting of	A.P. Pharma, Inc.
55 East 52nd Street		2007	1999; Director, College Access Foundation of California	104 Portfolios	(specialty
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward		pharmaceuticals)
1938			Management, LLC since 2007; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

22 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	104 Portfolios
New York, NY 10055	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member, Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
from 2007 to 2010; President and Trustee, Pittsburgh Catholic
Publishing Associates from 2003 to 2008; Director, Inter-Tel from
2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	104 Portfolios
New York, NY 10055	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998;
Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr.,
1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	298 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	169 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	298 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President and	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Richard Hoerner, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management
55 East 52nd Street	President	2009	Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
New York, NY 10055
1958
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating
55 East 52nd Street	President	2009	Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for
New York, NY 10055			BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from
1971			2003 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Simon Mendelson	Vice	Since	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for
55 East 52nd Street	President	2009	BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group
New York, NY 10055			from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
1964
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
55 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10055			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Christopher Stavrakos, CFA Vice		Since	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio
55 East 52nd Street	President	2009	Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the
New York, NY 10055			Securities Lending Group at Mellon Bank from 1999 to 2006.
1959
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Fund serve at the pleasure of the Boards.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Accounting Agent	Distributor	Address of the Fund
BlackRock Advisors, LLC	JP Morgan Chase Bank, N.A.		State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809	Brooklyn, NY 11245		and Trust Company	New York, NY 10022	Wilmington, DE 19809
Princeton, NJ 08540
Sub-Advisor	Transfer Agent		Independent Registered	Legal Counsel
BlackRock Investment	PNC Global Investment		Public Accounting Firm	Sidley Austin LLP
Management, LLC	Servicing (U.S.) Inc.		Deloitte & Touche LLP	New York, NY 10019
Plainsboro, NJ 08536	Wilmington, DE 19809		Princeton, NJ 08540

24 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

26 BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government		BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio		BlackRock Strategic Income
BlackRock High Income Fund	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement
Moderate Prepared Portfolio	2015	2040	2020
Growth Prepared Portfolio	2020	2045	2030
Aggressive Growth Prepared Portfolio	2025	2050	2040
	2030		2050

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at

www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK HEALTHCARE FUND, INC.

APRIL 30, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accom-
panied or preceded by the Fund’s current prospectus. Past per-
formance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Healthcare Fund,	$34,500	$34,500	$0	$0	$6,789	$11,985	$85	$1,028
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the

Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Healthcare Fund,	$17,651	$420,513
Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Healthcare Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Healthcare Fund, Inc.

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Healthcare Fund, Inc.

Date: June 28, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Healthcare Fund, Inc.

Date: June 28, 2010